Second Quarter 2004 Supplemental Financial Report

Matters other than historical facts set forth within this Supplemental Financial Report are forward-looking statements within the meaning of the federal securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, the financial condition of tenants, the uncertainties of acquisition activity, the cost and availability of financing, the effects of general and local economic and market conditions, regulatory changes and other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Quarterly Supplemental Disclosure
June 30, 2004

Company Information

First Potomac Realty Trust is a self-managed, self-administered real estate investment trust formed to acquire, operate and develop industrial and flex properties in the Washington, DC metropolitan area and other major markets in Virginia and Maryland. Our focus is acquiring properties that can benefit from our intensive property management and seeking to reposition these properties to increase their profitability and value. Since its formation in 1997, First Potomac has assembled a 33-property portfolio consisting of 68 buildings totaling approximately 4.4 million square feet.

Corporate Headquarters	7200 Wisconsin Ave.	Investor Relations	Tripp Sullivan
	Suite 310		Corporate Communications, Inc.
	Bethesda, MD 20814		(615) 254-3376 tripp.sullivan@cci-ir.com

Barry H. Bass
New York Stock Exchange			Chief Financial Officer
(301) 986-9200
bbass@first-potomac.com

Web Site	www.first-potomac.com

Quarterly Supplemental Disclosure
June 30, 2004

Company Background

First Potomac Realty Trust (“the Company”) closed on its initial public offering on October 28, 2003. The Company sold 8,625,000 common shares of beneficial interest, raising net proceeds of approximately $118 million. As of June 30, 2004, the Company had fully used the net proceeds from the inital public offering to (i) repay debt, accrued interest and prepayment fees ($48 million), including $7 million of debt in the first quarter of 2004 associated with the partial paydown and restructuring of the mortgage encumbering its Rumsey Center and Snowden Center properties, (ii) acquire joint venture interests held by an institutional partner in four of the Company’s properties ($3 million) and (iii) acquire additional properties ($67 million). The Company closed on a follow-on offering of 5,520,000 common shares on June 23, 2004, raising additional net proceeds of approximately $91 million. Through July 16, 2004, the Company had used $63 million of the proceeds to (i) acquire properties ($45 million) and (ii) repay borrowings in the second quarter of 2004 on the Company’s revolving line of credit ($18 million). The Company intends to use the remaining proceeds for general corporate and working capital purposes, including possible future acquisitions.

Results and Basis of Presentation

The results and financial information for the three and six months ended June 30, 2003 that are presented in this supplemental disclosure for the Company’s pre-IPO predecessor (“First Potomac Predecessor”) are presented on a combined historical basis. First Potomac Predecessor is not a legal entity but rather a combination of the entities that comprised the historical operations of the Company and included (i) First Potomac Realty Investment Trust, Inc., the general partner of its Operating Partnership since 1997, (ii) First Potomac Realty Investment Limited Partnership, its Operating Partnership and (iii) First Potomac Management, Inc., the property management company that managed all of its assets.

Quarterly Supplemental Disclosure
June 30, 2004

STATEMENTS OF OPERATIONS
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	FIRST POTOMAC	FIRST POTOMAC	FIRST POTOMAC	FIRST POTOMAC
	REALTY TRUST	PREDECESSOR	REALTY TRUST	PREDECESSOR
	2004	2003	2004	2003
OPERATING REVENUES
Rental revenues	$7,283	$3,715	$13,935	$7,403
Tenant reimbursments and other	1,116	$801	2,177	1,427

	$8,399	$4,516	$16,112	$8,830

PROPERTY EXPENSES
Property operating	1,582	401	3,214	1,049
Real estate taxes and insurance	826	388	1,535	788

NET OPERATING INCOME	$5,991	$3,727	$11,363	$6,993

OTHER INCOME (EXPENSE)
General and administrative	(1,171)	(679)	(1,891)	(1,221)
Other	29	(54)	64	46

EBITDA	4,849	2,994	9,536	5,818
Depreciation and amortization	(2,675)	(1,123)	(5,279)	(2,187)
Interest expense	(2,237)	(2,990)	(4,305)	(5,740)
Equity in loss of investees	—	(66)	—	(66)
Loss on early retirement of debt	—	—	(212)	—

Loss before minority interest	(63)	(1,185)	(260)	(2,175)
Minority interest	5	69	32	151

NET LOSS	$(58)	$(1,116)	$(228)	$(2,024)

Quarterly Supplemental Disclosure
June 30, 2004

FINANCIAL MEASURES
(unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	March 31, 2004	June 30, 2004	June 30, 2004
FUNDS FROM OPERATIONS (“FFO”)
Net loss	$(171)	$(58)	$(228)
Add back:
Depreciation of real estate and amortization of leasing costs	2,605	2,675	5,279
Minority interest	(28)	(5)	(32)

FFO	$2,406	$2,612	$5,019

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
FFO	$2,406	$2,612	$5,019
Straight-line rent, net	(65)	(73)	(138)
Deferred market rent	(102)	(78)	(180)
Non real-estate depreciation	8	10	18
Amortization of finance costs	380	188	568
Tenant improvements	(428)	(118)	(546)
Leasing commissions	(123)	(172)	(295)
Capital expenditures	(71)	(214)	(285)

AFFO	$2,005	$2,155	$4,161

Total weighted average shares and OP units
Basic	10,031	10,516	10,273

Diluted	10,157	10,614	10,388

FFO per share:
FFO per share - Basic	$0.24	$0.25	$0.49

FFO per share - Diluted	$0.24	$0.25	$0.48

AFFO per share - Basic	$0.20	$0.20	$0.41

AFFO per share - Diluted	$0.20	$0.20	$0.40

Quarterly Supplemental Disclosure
June 30, 2004

NET OPERATING INCOME (NOI)
SAME-PROPERTY ANALYSIS
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	FIRST POTOMAC	FIRST POTOMAC	FIRST POTOMAC	FIRST POTOMAC
	REALTY TRUST	PREDECESSOR	REALTY TRUST	PREDECESSOR
	2004	2003	2004	2003
NOI	$5,991	$3,727	$11,363	$6,993
Less: Non-same property NOI	(2,926)	(768)	(5,426)	(1,272)

Same-property[1] NOI - accrual basis	3,065	2,959	5,937	5,721

Straight-line revenue, net	(8)	(13)	(15)	(30)
Deferred market rental revenue	(8)	—	(18)	—

Same-property NOI - cash basis	$3,049	$2,946	$5,904	$5,691

Same-property NOI growth - accrual basis	3.6%		3.8%
Same-property NOI growth - cash basis	3.5%		3.7%

1 Same-properties for the periods compared include Plaza 500, Van Buren Business Park, 6600 Business Parkway, 13129 Airpark Road, 4200 and 4212 Technology Court, Newington Business Park Center, Crossways Commerce Center I, Crossways Commerce Center II and the Coast Guard Building.

Quarterly Supplemental Disclosure
June 30, 2004

CONSOLIDATED BALANCE SHEET
(in thousands)

	(unaudited)
	June 30, 2004	December 31, 2003
Assets
Rental property, net	$234,889	$208,335
Cash	75,550	16,308
Escrows and reserves	3,005	3,422
Accounts and other receivables	850	575
Accrued straight-line rents	1,955	1,806
Deferred costs, net	3,211	3,205
Prepaid expenses and other assets	6,514	773
Intangible assets, net	11,506	9,724

Total assets	$337,480	$244,148

Liabilities
Accounts payable and accrued expenses	$2,595	$1,526
Accrued interest	390	152
Rents received in advance	1,002	802
Tenant security deposits	1,798	1,026
Mortgage loans and other debt	130,209	127,840
Deferred market rent	938	803

Total liabilities	136,932	132,149

Minority interest	19,416	19,867
Shareholders’ equity
Common shares, $0.001 par value, 100,000,000 common shares authorized: 14,154,000 and 8,634,000 shares issued and outstanding respectively	14	9
Additional paid-in capital	209,338	117,525
Deficit	(28,220)	(25,402)

Total shareholders’ equity	181,132	92,132
Total liabilities and shareholders’ equity	$337,480	$244,148

Quarterly Supplemental Disclosure
June 30, 2004

SELECTED OPERATING RATIOS
(unaudited, in thousands)

	June 30, 2004		March 31, 2004
COVERAGE RATIOS
Interest Coverage Ratio
EBITDA	$4,849		$4,686
Divided by Interest Expense	2,237		2,068

	2.17	x	2.27	x
Fixed Charge Coverage Ratio
EBITDA	$4,849		$4,686
Divided by Interest Expense	2,237		2,068
+ Principal Amortization	305		297

	1.91	x	1.98	x
OVERHEAD RATIO
G&A to Real Estate Revenues
General and Administrative Expense	$1,171		$721
Real Estate Revenues	8,399		7,712

	14.0%		9.3%
LEVERAGE RATIOS
Debt/Total Market Capitalization
Total Debt	$130,209		$120,543
Total Market Capitalization	428,322		330,191

	30.4%		36.5%

Quarterly Supplemental Disclosure
June 30, 2004

TOTAL MARKET CAPITALIZATION
(unaudited, in thousands)

		Percent of Total
		Market
		Capitalization
Total Common Shares Outstanding	14,154
Common Operating Partnership (“OP”) Units	1,397

Total Common Shares and OP Units	15,551

Market Price at June 30, 2004	$19.17

Total Equity Capitalization	$298,113	69.6%
Debt Capitalization
Fixed-Rate Debt	$104,709	24.4%
Floating-Rate Debt	25,500	6.0%

Total Debt Capitalization	130,209	30.4%

Total Market Capitalization	$428,322	100.0%

Quarterly Supplemental Disclosure
June 30, 2004

DESCRIPTION OF PROPERTIES

		Number of		Year of	Square
Property	Property Type	Buildings	Location	Acquisition	Footage
Plaza 500	Multi-tenant Industrial	2	Alexandria, VA	1997	505,945
Van Buren Business Park	Flex	5	Herndon, VA	1997	109,233
6600 Business Parkway	Single-tenant Industrial	1	Elkridge, MD	1997	172,200
13129 Airpark Road	Multi-tenant Industrial	1	Culpeper, VA	1997	150,400
Tech Court	Flex	2	Chantilly, VA	1998	64,064
Newington Business Park Center	Multi-tenant Industrial	7	Lorton, VA	1999	254,114
Crossways Commerce Center I	Multi-tenant Industrial	1	Chesapeake, VA	1999	352,615
Crossways Commerce Center II	Flex	2	Chesapeake, VA	1999	143,736
Coast Guard Building	Flex	1	Chesapeake, VA	1999	61,992
Snowden Center	Flex	4	Columbia, MD	2002	140,438
Rumsey Center	Flex	4	Columbia, MD	2002	134,654
Greenbrier Technology Center II	Flex	1	Chesapeake, VA	2002	79,684
Norfolk Business Center	Flex	1	Norfolk, VA	2002	90,682
Virginia Center	Flex	1	Glen Allen, VA	2003	119,672
Interstate Plaza	Single-tenant Industrial	1	Alexandria, VA	2003	107,320
Alexandria Corporate Park	Multi-tenant Industrial	1	Alexandria, VA	2003	278,130
6251 Ammendale Road	Flex	1	Beltsville, MD	2003	86,818
Aquia Commerce Center I & II	Flex	2	Stafford, VA	2004	64,488
Herndon Corporate Center	Flex	4	Herndon, VA	2004	127,353

Subtotal		42			3,043,538

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Occupancy at
		June 30,
Property	Annualized Rent	2004	Primary Tenants
Plaza 500	$5,102,327	97%	U.S. Government; Carolina Holdings
Van Buren Business Park	1,203,278	65%	Fibertek
6600 Business Parkway	976,816	100%	REICO Distributors
13129 Airpark Road	440,720	66%	Smurfit-Stone Container
Tech Court	786,933	91%	Urban Engineering & Associates
Newington Business Park Center	2,242,882	98%	U.S. Government
Crossways Commerce Center I	1,784,745	100%	Anteon; Visteon
Crossways Commerce Center II	1,344,779	93%	First Data
Coast Guard Building	947,738	100%	U.S. Government
Snowden Center	1,641,329	86%	Paratek Microwave
Rumsey Center	1,429,491	93%	Advance Med (CSC)
Greenbrier Technology Center II	1,146,833	96%	AMSEC
Norfolk Business Center	803,609	97%	Dataline; Verizon
Virginia Center	911,196	75%	Service Partners; Daimler Chrysler
Interstate Plaza	1,262,268	100%	U.S. Government
Alexandria Corporate Park	4,185,959	80%	U.S. Government; CACI
6251 Ammendale Road	501,437	38%	Lockheed Martin
Aquia Commerce Center I & II	1,475,165	100%	U.S. Government
Herndon Corporate Center	2,499,648	100%	U.S. Government

Subtotal	$30,687,152	90%

RECENT ACQUISITION — SUBURBAN MARYLAND PORTFOLIO1

		Number of		Year of	Square
Property	Property Type	Buildings	Location	Acquisition	Footage
Deer Park	Flex	4	Randallstown, MD	2004	171,140
Gateway Center	Flex	2	Gaithersburg, MD	2004	44,307
Gateway West	Flex	4	Westminster, MD	2004	110,147
Girard Business Center	Flex	3	Gaithersburg, MD	2004	123,900
Girard Place	Flex	4	Gaithersburg, MD	2004	175,190
15 Worman’s Mill Court	Flex	1	Frederick, MD	2004	39,966
20270 Goldenrod Lane	Flex	1	Germantown, MD	2004	24,468
6900 English Muffin Way	Multi-tenant Industrial	1	Frederick, MD	2004	165,690
4451 Georgia Pacific Boulevard	Multi-tenant Industrial	1	Frederick, MD	2004	169,750
7561 Lindbergh Drive	Single-tenant Industrial	1	Gaithersburg, MD	2004	36,000
Patrick Center	Office	1	Frederick, MD	2004	66,706
West Park	Office	1	Frederick, MD	2004	28,950
Woodlands Business Center	Office	1	Largo, MD	2004	37,940
Old Courthouse Square	Retail	1	Martinsburg, WV	2004	201,350

Subtotal		26			1,395,504

TOTAL		68			4,439,042

[Additional columns below]

[Continued from above table, first column(s) repeated]

		Occupancy at
		June 30,
Property	Annualized Rent	2004	Primary Tenants
Deer Park	$1,237,906	93%	Mattei Compressors
Gateway Center	604,935	100%	Montgomery County Auto Parts
Gateway West	810,920	68%	Carroll County Public Library
Girard Business Center	1,304,391	100%	Aspen Systems Corporation
Girard Place	1,408,733	100%	Spirent Communications
15 Worman’s Mill Court	392,634	100%	SAIC
20270 Goldenrod Lane	368,746	100%	Microlog Corporation
6900 English Muffin Way	1,074,703	100%	BP Solarex; Capricorn Pharma
4451 Georgia Pacific Boulevard	1,083,267	100%	American Records Management
7561 Lindbergh Drive	283,190	100%	Thomas AAA Moving & Storage
Patrick Center	1,264,985	100%	Miles & Stockbridge; Merrill Lynch
West Park	481,230	100%	U.S. Government; Batelle Memorial Institute
Woodlands Business Center	567,995	82%	SFA; Comcast Cable
Old Courthouse Square	1,020,642	86%	U.S. Government; Food Lion

Subtotal	$11,904,277	94%

TOTAL	$42,591,429	91%

1The Suburban Maryland Portfolio was acquired on July 16, 2004.

Quarterly Supplemental Disclosure
June 30, 2004

PORTFOLIO ANALYSIS — INCLUDING SUBURBAN MARYLAND PORTFOLIO

PORTFOLIO BY MARKET

					Percentage of
	Number of		Occupancy	Annualized	Annualized
	Buildings	Square Feet	Rate	Rent	Rent
Washington	44	2,862,082	91%	$29,556,067	70%
Norfolk	6	728,709	98%	6,027,704	14%
Baltimore	17	728,579	90%	6,096,462	14%
Richmond	1	119,672	75%	911,196	2%

Total	68	4,439,042	91%	$42,591,429	100%

PORTFOLIO BY PROPERTY TYPE

					Percentage of
	Number of		Occupancy	Annualized	Annualized
	Buildings	Square Feet	Rate	Rent	Rent
Single-tenant Industrial	3	315,520	100%	$2,522,274	6%
Multi-tenant Industrial	14	1,876,644	93%	15,914,603	37%
Flex	48	1,949,872	88%	21,387,696	51%
Office	2	95,656	100%	1,746,215	4%
Retail	1	201,350	86%	1,020,641	2%

Total	68	4,439,042	91%	$42,591,429	100%

PORTFOLIO BY LEASE TYPE

			Percentage of
	Number of Leases	Square Feet[1]	Portfolio
Triple Net	284	2,789,694	69%
Industrial Gross	39	461,310	11%
Full Service	90	796,469	20%

Total	413	4,047,473	100%

1 Does not include vacant and core factor space.

Quarterly Supplemental Disclosure
June 30, 2004

SUMMARY OF LARGEST TENANTS — INCLUDING SUBURBAN MARYLAND PORTFOLIO

					Percentage of	Weighted Average
		Number of	Total Occupied	Total Annualized	Total Annualized	Remaining Lease
Ranking	Tenant	Leases	Square Feet	Rental Revenue [1]	Rental Revenue	Term
1	U.S. Government	21	666,202	$8,997,501	21.1%	5.5
2	First Data Corporation	1	117,336	1,184,774	2.8%	4.4
3	Carolina Holdings	1	124,501	1,053,665	2.5%	5.7
4	REICO Distributors	1	172,200	976,816	2.3%	5.5
5	CACI	3	46,207	952,254	2.2%	7.3
6	Business Archives	1	120,000	759,732	1.8%	5.1
7	Spirent Communications	4	70,070	622,887	1.5%	8.5
8	Anteon International	6	108,700	571,616	1.3%	2.3
9	AMSEC	1	35,631	532,602	1.3%	2.3
10	Fibertek	1	28,719	$525,558	1.2%	4.5

	Subtotal Top 10 Tenants	40	1,489,566	$16,177,405	38.0%	5.4
	All Remaining Tenants	373	2,557,907	$26,414,024	62.0%	3.5

	Total / Weighted Average	413	4,047,473	$42,591,429	100.0%	4.1

1 Annualized rental revenue is based on rental revenue as of June 30, 2004.

Quarterly Supplemental Disclosure
June 30, 2004

LEASE EXPIRATIONS — INCLUDING SUBURBAN MARYLAND PORTFOLIO

	Gross Leased Area			Annualized Rental Revenue
	Number of					Average per
	Leases Expiring	Square Footage	Percent of Total	Amount	Percent of Total	Sq. Ft.
Year of Lease Expiration
2004	39	165,275	4.1%	$1,794,400	4.2%	$10.86
2005	85	399,227	9.9%	4,419,380	10.4%	11.07
2006	74	510,997	12.6%	5,789,692	13.6%	11.33
2007	78	765,841	18.9%	8,356,581	19.6%	10.91
2008	42	397,530	9.8%	4,559,248	10.7%	11.47
2009	45	886,981	21.9%	7,521,558	17.7%	8.48
2010	12	354,147	8.7%	3,172,482	7.4%	8.96
2011 and thereafter	38	567,475	14.1%	6,978,088	16.4%	12.30

Total	413	4,047,473	100.0%	$42,591,429	100.0%	$10.52

LEASING ANALYSIS

Three months ended
June 30, 2004
Total new and renewal leases[1]
Square footage of expired/early renewal leases	130,146
Square footage of terminated leases	11,062

Total — expired/early renewal/terminated leases	141,208

Square footage of new and renewal leases	155,759
Number of new and renewal leases commencing	24

New Leases
New square footage	$32,013
Number of new leases commencing	7
Average rental rate	$14.92
Percentage change in base rent — cash	-3.7%
Percentage change in base rent — GAAP	0.6%
Average capital cost per square foot	$10.25

Renewal Leases
Square footage of renewal leases	123,746
Number of renewal leases commencing	17
Retention rate	95%
New base rent	$14.14
Expiring base rent	$14.34
Percentage change in base rent — cash	-1.4%
Percentage change in base rent — GAAP	3.7%
Average capital cost per square foot	$0.39

[1]	Includes leased square footage and costs related to leases signed in 2nd quarter for subsequent periods.

Quarterly Supplemental Disclosure
June 30, 2004

DEBT ANALYSIS
(unaudited, in thousands)

		Principal Balance	Annual Debt		Balance at
Encumbered Properties	Interest Rate	June 30, 2004	Service	Maturity Date	Maturity
Fixed Rate Debt
Plaza 500 Van Buren Business Park 6600 Business Parkway	7.26%	$38,999	$3,429	12/11/2007	$36,784
13129 Airpark Road
4200 Tech Court	8.07%	1,826	168	10/1/2009	1,703
4212 Tech Court	8.53%	1,771	169	6/1/2010	1,653
Crossways Commerce Center	6.70%	26,503	2,087	10/1/2012	23,314
Newington Business Park Center	6.70%	16,718	1,316	10/1/2012	14,706
Interstate Plaza	7.45%	8,913	726	1/1/2007	8,282
Herndon Corporate Center	5.11%	8,913	603	4/1/2008	8,548
Aquia Commerce Center I	7.28%	1,066	165	2/1/2013	42

		$104,709	$8,663		$95,032

Floating Rate Debt
Greenbrier/Norfolk	LIBOR + 2.45%	$10,500	$375	11/30/2005	$10,500
Rumsey/Snowden	LIBOR + 2.35%	15,000	518	12/31/2006	15,000

		$25,500	$893		$25,500

Subtotal at June 30 2004		$130,209	$9,556		$120,532

Suburban Maryland Portfolo	6.71%	$77,471	$6,433	9/11/2008	71,534

Total		$207,680	$15,989		$192,066

The balance at June 30, 2004 includes the fair value impacts recorded at acquistion upon assumption of the mortgages encumbering these properties. The fair value impact and actual interest rates are (i) Interstate Plaza - $0.4 million, 7.45% and (ii) Herndon Corporate Center - $0.2 million, 5.11%. The mortage assumed upon acquistion of Aquia Commerce Center I approximated its market value.

Quarterly Supplemental Disclosure
June 30, 2004

MANAGEMENT STATEMENTS ON NON-GAAP SUPPLEMENTAL MEASURES

Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), EBITDA and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures.

While the Company believes net income available to common stockholders as defined by GAAP is the most appropriate measure, it considers FFO, NOI, EBITDA, and AFFO appropriate supplemental measures given their wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation/amortization of real estate assets. NOI provides a measure of rental operations and does not factor in depreciation/amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further tool to evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a further tool to evaluate the ability to fund dividends. In addition, FFO, NOI, EBITDA and AFFO are commonly used in various ratios, pricing multiples/yields and returns and valuation calculations used to measure financial position, performance and value.

Net Operating Income

Management believes that NOI is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements, and other income) less property and related expenses (property expenses, real estate taxes, and insurance). Other real estate investment trust (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, lease rates, and tenant base have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties.

EBITDA

Management believes that EBITDA is a useful supplemental measure of the Company’s operating performance. EBITDA is defined as earnings before interest, taxes, depreciation and amortization.

Management considers EBITDA to be an appropriate supplemental performance measure since it represents earnings prior to the impact of depreciation, amortization, gain (loss) from property dispositions and loss on early retirement of debt. This calculation facilitates the review of income from operations without considering the effect of non-cash depreciation and amortization or the cost of debt.

Funds From Operations

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. As defined by the National Association of Real Estate Investment Trusts, or NAREIT, FFO represents net income (loss) before minority interest (computed in accordance with GAAP), including gains (or losses) from debt restructuring and excluding gain on sale of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Management considers FFO a useful additional measure of performance for an equity REIT because it facilitates an understanding of the operating performance of its properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. In addition, management believes that FFO provides useful information to the investment community about the Company’s financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Adjusted Funds From Operations

Management believes that AFFO is a useful measures of the Company’s liquidity. The Company computes AFFO by adding to FFO the non-cash amortization of deferred financing costs, and then subtracting tenant improvements, leasing commissions, and recurring capital expenditures, and eliminating the net effect of straight-line rents. AFFO provides an additional perspective on the Company’s ability to fund cash needs and make distributions to shareholders by adjusting for the effect of these non-cash items included in FFO, as well as recurring capital expenditures and leasing costs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, the Company’s AFFO may not be comparable to other REITs.